UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2024

Astra Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52205	20-3113571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9565 Waples Street, Suite 200

San Diego CA  92121

(Address of principal executive offices, including zip code)

(800) 705-2919

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))’

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASRE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 22, 2024, Astra Energy Inc. ("Astra" or the “Company”) through a subisidary entered into a Joint Venture Agreement (the "Agreement") with Powertron Global LLC ("Powertron").

Pursuant to the Agreement, Astra and Powertron will partner to sell or resell power and engage on a non-exclusive basis in the sale of the Holcomb Energy Systems LLC In-line power generator products and services to the end user for use in the waste-to-energy marketplace.

In consideration of the Agreement:

•	Powertron Global LLC will receive 55% of the gross revenue from the power savings and/or power magnification; and

•	Astra Energy Inc. through a subsidiary will receive 45% of the gross revenue of power savings and/or magnification; and

•	Holcomb Energy Systems LLC will receive a 5% royalty on gross income from the joint venture; and

•

A license fee for each project will be calculated at $50,000 per megawatt for each project to a maximum of $1 million. Powertron will make a non-refundable good faith payment of $100,000 to the Holcomb Energy Systems LLC Company, within 5 days of execution of the Agreement. This will be credited towards the first license fee; and

•

Powertron shall identify and close the financing of equipment to be owned by Astra through a subsidiary. The financier may require that the equipment be part of the security in which case the equipment will be secured until the term of the financing is complete and return to the ownership of  Astra Energy Inc.

This transaction is distinct from the Agreement made on March 08, 2024, where Astra Energy Inc. (the “Company”) entered into a Joint Venture Agreement (the "Agreement") with Powertron Global LLC ("Powertron") to form a new joint venture company (“Newco”) to assign the Regreen Technologies Inc. patents into and in exchange for doing so will recieve a total of $5,000,000 by way of; $1,000,000 cash, a $4,000,000 180 day promissory note with an annual interest rate of 7.5% and interest only monthly payments. In addition Astra will be issued 4,000,000 shares of common stock or 40% equity in the Newco.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRA ENERGY, INC.

Dated: April 3, 2024	By:	/s/ Ronald W. Loudoun
Ronald W. Loudon
CEO

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